UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 8, 2012

ZOOM TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-18672	51-0448969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Headquarters:
Sanlitun SOHO, Building A, 11th Floor
No.8 Workers Stadium North Road
Chaoyang District, Beijing, China 100027

U.S. Office:
c/o Ellenoff Grossman & Schole LLP
150 East 42nd Street, 11th Floor
New York, NY 10017

(Address of principal executive offices including zip code)

(845) 507-8200
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant's Certifying Accountant

Effective October 8, 2012, Zoom Technologies, Inc. (the "Company") dismissed Goldman Kurland Mohidin, LLP as our independent registered public accounting firm and appointed Marcum Bernstein & Pinchuk LLP as our new independent registered public accounting firm. The audit committee of our board of directors approved the termination of Goldman Kurland Mohidin, LLP and the appointment of Marcum Bernstein & Pinchuk LLP as the Company's new independent registered public accounting firm.

Goldman Kurland Mohidin, LLP's report on the financial statements of the Company for the fiscal years ended December 31, 2011 and 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2011 and 2010 and through September 30, 2012, there have been no disagreements with Goldman Kurland Mohidin, LLP (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldman Kurland Mohidin, LLP, would have caused it to make reference thereto in its report.

During the fiscal years ended December 31, 2011 and 2010 and through September 30, 2012, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

We provided Goldman Kurland Mohidin, LLP with a copy of the foregoing disclosures and requested Goldman Kurland Mohidin, LLP to furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of Goldman Kurland Mohidin, LLP's response letter, dated October 10, 2012, is attached as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2011 and 2010 and through September 30, 2012, neither the Company nor anyone on behalf of the Company has consulted with Marcum Bernstein & Pinchuk LLP regarding either:

1. The application of accounting principles to specified transactions, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that Marcum Bernstein & Pinchuk LLP concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or

2. Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively

Item 9.01   Financial Statements and Exhibits

(d) Exhibits.

16.1    Letter, dated October 10, 2012, from Goldman Kurland Mohidin LLP to the Securities and Exchange Commission.
99.1    Press release, dated October 10, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOOM TECHNOLOGIES, INC.

Date: October 10, 2012	By: /s/ Anthony K. Chan Anthony K. Chan Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
16.1	Letter, dated October 10, 2012, from Goldman Kurland Mohidin, LLP to the Securities and Exchange Commission.
99.1	Press release, dated October 10, 2012.